Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS FIRST-QUARTER 2023 RESULTS

LAS VEGAS - APRIL 25, 2023 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the first quarter ended March 31, 2023.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “The first quarter was an excellent start to 2023 for our Company, as we again demonstrated the strength of our business model and the resilience of our diversified portfolio. We continued to see increased play from our core customers across the country, as well as strong growth in our non-gaming operations.  Our Nevada segments delivered outstanding performances, as increased tourism in southern Nevada and growing play from core customers helped drive record first-quarter EBITDAR and operating margins in both our Las Vegas Locals and Downtown Las Vegas segments.  Our growth initiatives also contributed to our record performance, as EBITDAR from our online operations more than doubled year-over-year, Sky River Casino continued to perform ahead of expectations, and recent property investments helped drive incremental revenue and EBITDAR growth. Our proven business model and experienced team are delivering strong results for our shareholders, giving us confidence in our continued ability to successfully navigate the current economic environment.”

Boyd Gaming reported first-quarter 2023 revenues of $964.0 million, up 12.0% from $860.7 million in the first quarter of 2022. The Company reported net income of $199.7 million, or $1.93 per share, for the first quarter of 2023, compared to $162.9 million, or $1.45 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $367.1 million in the first quarter of 2023, increasing 8.4% from $338.8 million in the first quarter of 2022. Adjusted Earnings(1) for the first quarter of 2023 were $177.4 million, or $1.71 per share, compared to $157.5 million, or $1.40 per share, for the same period in 2022.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

During the quarter, the Company changed its segments to separately report financial results from online and other activities. Online includes contributions from the Company’s sports-betting partnership with FanDuel, online market access agreements with other third parties, and Boyd Interactive, the Company’s online casino business. Managed & Other includes management fees from Sky River Casino and results from Lattner Entertainment, the Company’s Illinois distributed gaming business.  Results from Online and Managed & Other were previously reported as part of the Midwest & South segment. Prior-year results were recast in a Form 8-K filed on April 11, 2023.

The Las Vegas Locals segment reported record first-quarter revenue, Adjusted EBITDAR and operating margins, benefitting from increased destination business, double-digit growth in non-gaming revenues, and continued strength in play from core customers.  The Downtown Las Vegas segment also set first-quarter records for Adjusted EBITDAR and margins, driven by strong visitation throughout the downtown area, continued growth in play from core Hawaiian customers, and increased traffic at the Fremont following its recent expansion.  In the Midwest & South segment, core customer play grew year-over-year; however, segment results were impacted by continued softness at the Company’s properties in Louisiana and Mississippi.

Online revenues and Adjusted EBITDAR more than doubled over prior year, reflecting gains from recently launched sports-betting operations in Ohio and Kansas, continued growth in existing markets, and contributions from Boyd Interactive.  Managed & Other revenues and Adjusted EBITDAR were substantially higher than prior year due to management fees from Sky River Casino, which has performed ahead of expectations since opening in August 2022.

Dividend and Share Repurchase Program Update

Boyd Gaming paid a quarterly cash dividend of $0.16 per share on April 15, 2023, up from the quarterly dividend previously paid by the Company of $0.15 per share.

As part of its ongoing share repurchase program, the Company repurchased approximately $106 million in stock during the first quarter of 2023. As of March 31, 2023, the Company had approximately $133 million remaining under current repurchase authorizations.

Balance Sheet Statistics

As of March 31, 2023, Boyd Gaming had cash on hand of $263.5 million, and total debt of $3.0 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its first-quarter 2023 results today, April 25, at 5:00 p.m. Eastern.  The conference call number is (833) 470-1428, or (833) 950-0062 for Canadian callers and +1-929-526-1599 for international callers.  The conference call passcode is 496715.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or: https://events.q4inc.com/attendee/331433343.

Following the call's completion, a replay will be available by dialing (866) 813-9403 (Canada (226) 828-7578, international +44 204 525 0658) on Tuesday, April 25 after the conclusion of the call, and continuing through Tuesday, May 2.  The conference number for the replay will be 278606.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2023	2022
Revenues
Gaming	$664,308	$667,954
Food & beverage	71,584	63,743
Room	50,065	42,409
Online	122,863	55,076
Management fee	20,030	—
Other	35,116	31,561
Total revenues	963,966	860,743
Operating costs and expenses
Gaming	249,795	250,042
Food & beverage	59,329	53,934
Room	17,120	15,990
Online	102,005	45,989
Other	11,567	10,936
Selling, general and administrative	100,319	92,047
Master lease rent expense (a)	26,828	26,306
Maintenance and utilities	36,026	32,890
Depreciation and amortization	61,560	62,478
Corporate expense	28,655	29,004
Project development, preopening and writedowns	(18,874)	(10,029)
Impairment of assets	4,537	—
Other operating items, net	220	98
Total operating costs and expenses	679,087	609,685
Operating income	284,879	251,058
Other expense (income)
Interest income	(18,145)	(420)
Interest expense, net of amounts capitalized	43,866	37,658
Loss on early extinguishments and modifications of debt	—	3,300
Other, net	104	(253)
Total other expense, net	25,825	40,285
Income before income taxes	259,054	210,773
Income tax provision	(59,323)	(47,845)
Net income	$199,731	$162,928

Basic net income per common share	$1.93	$1.45
Weighted average basic shares outstanding	103,620	112,195

Diluted net income per common share	$1.93	$1.45
Weighted average diluted shares outstanding	103,672	112,358

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2023	2022
Total Revenues by Segment
Las Vegas Locals	$240,270	$227,562
Downtown Las Vegas	56,557	49,484
Midwest & South	512,173	517,061
Online	122,863	55,076
Managed & Other	32,103	11,560
Total revenues	$963,966	$860,743

Adjusted EBITDAR by Segment
Las Vegas Locals	$126,160	$118,695
Downtown Las Vegas	22,367	18,389
Midwest & South	198,684	212,200
Online	20,623	8,888
Managed & Other	21,551	2,393
Property Adjusted EBITDAR	389,385	360,565
Corporate expense, net of share-based compensation expense (a)	(22,239)	(21,729)
Adjusted EBITDAR	367,146	338,836
Master lease rent expense (b)	(26,828)	(26,306)
Adjusted EBITDA	340,318	312,530

Other operating costs and expenses
Deferred rent	177	191
Depreciation and amortization	61,560	62,478
Share-based compensation expense	7,819	8,734
Project development, preopening and writedowns	(18,874)	(10,029)
Impairment of assets	4,537	—
Other operating items, net	220	98
Total other operating costs and expenses	55,439	61,472
Operating income	284,879	251,058
Other expense (income)
Interest income	(18,145)	(420)
Interest expense, net of amounts capitalized	43,866	37,658
Loss on early extinguishments and modifications of debt	—	3,300
Other, net	104	(253)
Total other expense, net	25,825	40,285
Income before income taxes	259,054	210,773
Income tax provision	(59,323)	(47,845)
Net income	$199,731	$162,928

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended
	March 31,
(In thousands)	2023	2022
Corporate expense as reported on Condensed Consolidated Statements of Operations	$28,655	$29,004
Corporate share-based compensation expense	(6,416)	(7,275)
Corporate expense, net, as reported on the above table	$22,239	$21,729

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income to Adjusted Earnings

and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2023	2022
Net income	$199,731	$162,928
Pretax adjustments:
Project development, preopening and writedowns	(18,874)	(10,029)
Impairment of assets	4,537	—
Other operating items, net	220	98
Loss on early extinguishments and modifications of debt	—	3,300
Interest income (a)	(14,315)	—
Other, net	104	(253)
Total adjustments	(28,328)	(6,884)

Income tax effect for above adjustments	6,030	1,495
Adjusted earnings	$177,433	$157,539

Net income per share, diluted	$1.93	$1.45
Pretax adjustments:
Project development, preopening and writedowns	(0.18)	(0.09)
Impairment of assets	0.04	—
Other operating items, net	—	—
Loss on early extinguishments and modifications of debt	—	0.03
Interest income (a)	(0.14)	—
Other, net	—	—
Total adjustments	(0.28)	(0.06)

Income tax effect for above adjustments	0.06	0.01
Adjusted earnings per share, diluted	$1.71	$1.40

Weighted average diluted shares outstanding	103,672	112,358

__________________________________________

(a) Adjustment to the expected losses for interest on note receivable.

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt and other items, net,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, adjustments to the expected losses for interest on note receivable and other non-recurring adjustments, net, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures”.

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release, as well as in our earnings conference call remarks, include statements regarding continued growth in visitation and spending among the Company’s core customers, the Company’s views that it will be able to drive continued revenue and EBITDAR growth throughout its business, the impacts of COVID-19 on the Company, the Company’s operating strategy, the Company’s confidence in its long-term growth trajectory, and the Company’s plans with respect to share repurchases and returning capital to shareholders. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  Risks also include fluctuations in the Company's operating results; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending; the impact and effects of the local economies in the markets where the Company operates; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; developments in legalization of online gaming, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states, manager of a tribal casino in northern California, and owner and operator of Boyd Interactive, a B2B and B2C online casino gaming business. The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation's leading sports-betting operator. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering guests an outstanding entertainment experience and memorable customer service.  Through a long-standing company philosophy called Caring the Boyd Way, Boyd Gaming is committed to advancing Environmental, Social and Corporate Governance (ESG) initiatives that positively impact the Company's stakeholders and communities.  For additional Company information and press releases, visit https://investors.boydgaming.com.